UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 7, 2003

AUTOIMMUNE INC.

(Exact Name of Registrant as specified in its charter)

DELAWARE	0-20948	13-348-9062
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1199 Main Street, Pasadena, CA	91103
(Address of Principal Executive Offices)	(Zip Code)

(626) 792-1235

Registrant’s telephone number, including area code:

Not Applicable

(Registrant’s name or former address, if change since last report)

Item 12.    Results of Operations and Financial Condition.

The information contained in this report on Form 8-K is being furnished pursuant to Item 12 “Results of Operations and Financial Condition”. The Company issued a press release on August 7, 2003 announcing its financial results for the quarter ended June 30, 2003, a copy of which is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2003

AUTOIMMUNE INC.

By:    /s/    Heather A. Ellerkamp

Name: Heather A. Ellerkamp

Title: Director of Finance and Treasurer